UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2006

ROWAN COMPANIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-5491	75-0759420
(State or other jurisdiction	(Commission file Number)	(IRS Employer
of incorporation)		Identification No.)

2800 POST OAK BOULEVARD
SUITE 5450
HOUSTON, TEXAS	77056-6127
(Address of principal executive offices)	(zip code)

(713) 621-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Short-Term Incentive Compensation Award for Fiscal 2005

On March 10, 2006 and March 28, 2006, the Compensation Committee (the “Committee”) approved the bonus calculations for certain executive officers. The final determination and approval for certain of such awards was completed by the Board in its April 28, 2006 meeting. The table below reflects annual bonus awards for fiscal 2005, which were paid in cash to certain executive officers.

Name	Title	Cash Bonus

Daniel F. McNease	Chairman, President and Chief Executive Officer	$725,000

Robert G. Croyle	Vice Chairman and Chief Administrative Officer	$507,000

John L. Buvens, Jr.	Senior Vice President - Legal	$254,833

Mark A. Keller	Senior Vice President - Marketing	$249,333

Paul L. Kelly	Senior Vice President - Special Projects	$275,000

David P. Russell	Vice President - Drilling	$238,333

William H. Wells	Vice President - Finance and Treasurer	$238,533

Short-Term Incentive Compensation Award for Fiscal 2006

On April 27, 2006, the Committee established the performance goals for the Company’s officers and key employees for fiscal 2006 under two integrated short-term incentive compensation plans, a broad-based profit sharing plan (the “Profit Sharing Plan”) and a targeted bonus plan (the “Bonus Plan”). Any awards under the Bonus Plan will only be made after the Profit Sharing Plan has been fully funded, and Bonus Plan awards to individual employees are first reduced by Profit Sharing Plan payouts. On April 28, 2006, the Board of Directors approved the Profit Sharing Plan and Bonus Plan.

The 2006 short-term incentive compensation performance goals are based in part on the results of the Company’s drilling operations, specifically, the percentage of EBITDA return on revenues in excess of a minimum threshold (with respect to the Profit Sharing Plan) and relative to budget (with respect to the Bonus Plan). Each participant in the Bonus Plan has an aggregate incentive target that is a percentage of the participant’s base salary.

The amount of the aggregate payment under the Bonus Plan could range from zero to 200% of the participant’s incentive target. Payout will be determined as follows:

•
Fifty percent of target is non-discretionary, payable based on achievement of EBITDA relative to budget. Depending upon the extent to which the EBITDA performance goal is met or exceeded, a participant will receive between zero and 200% of this non-discretionary portion.

•
Fifty percent of target is subject to achievement of certain individual and/or group goals and will be determined in the discretion of the Committee. Depending upon the extent to which the goals are met or exceeded, a participant will receive between zero and 200% of 50% of this discretionary portion.

The aggregate incentive targets established under the Bonus Plan for certain of the executive officers of the Company are set forth in the table below.

Name	Title	Target Bonus as % of Base Salary
Daniel F. McNease	Chairman, President and Chief Executive Officer	75%
Robert G. Croyle	Vice Chairman and Chief Administrative Officer	65%
John L. Buvens, Jr.	Senior Vice President - Legal	55%
Mark A. Keller	Senior Vice President - Marketing	55%
David P. Russell	Vice President - Drilling	55%
William H. Wells	Vice President - Finance and Treasurer	55%

A summary of each of the Profit Sharing Plan and Bonus Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Long-Term Incentive Compensation Plan for Fiscal 2006

On April 27, 2006, the Committee approved awards of stock options and restricted stock to the Company’s officers and certain key employees under the 2005 Rowan Companies, Inc. Long-Term Incentive Plan (the “LTIP”) and established performance criteria governing the potential award of additional common stock (the “Performance Shares”). On April 28, 2006, the Board of Directors approved the awards and performance criteria recommended by the Committee. All stock options awarded vest in 33% increments over a three-year service period and the option exercise price was set at the mean of the high and low per-share sales price on the New York Stock Exchange (“NYSE”) on April 27, 2006. Restricted stock awards granted to Messrs. McNease and Croyle cliff vest at the end of the third year from the dates of grant. Restricted stock granted to all other officers vest in 33% increments over a three-year service period. The awards of stock options and restricted stock made to certain of the executive officers of the Company under the LTIP are set forth in the table below.

Name	Title	Shares of Restricted Stock	Restricted Stock Value(1)	Stock Option Shares	Total Shares Underlying Awards
Daniel F. McNease	Chairman, President and Chief Executive Officer	9,880	$431,756	20,478	30,358
Robert G. Croyle	Vice Chairman and Chief Administrative Officer	5,558	$242,885	11,520	17,078
John L. Buvens, Jr.	Senior Vice President - Legal	2,889	$126,249	6,372	9,261
Mark A. Keller	Senior Vice President - Marketing	2,889	$126,249	6,372	9,261
David P. Russell	Vice President - Drilling	2,889	$126,249	6,372	9,261
William H. Wells	Vice President - Finance and Treasurer	2,838	$124,021	6,258	9,096

(1)	Amount is based upon the last reported sales price of Rowan's common stock on the NYSE on April 27, 2006.

The number of Performance Shares ultimately awarded, if any, is contingent upon the Company’s achievement of the following two metrics: (1) 50% will be determined based on total shareholder return over the three-year period ending on April 28, 2009, relative to a peer group of public companies comparable to the Company and (2) 50 % will be determined based on return on investment over the three-year period ending on April 28, 2009, relative to a peer group of public companies comparable to the Company. Performance Shares awarded to the individuals listed above can range from zero to 200% of a predetermined target, with the maximum awards as follows: McNease - 59,276 shares, Croyle - 33,344 shares, Buvens - 18,442 shares, Keller - 18,442 shares, Russell - 18,442 shares and Wells - 18,112 shares.

2006 Awards - Non-Employee Directors

On April 28, 2006, certain non-employee directors of the Company received a grant of Restricted Stock Units under the LTIP.  The units become fully vested as of the date of the Company’s next annual meeting of stockholders, but are payable in stock or cash only upon termination of service.

Name	Number of Units	Grant - Value (1)
William T. Fox	2,000	$87,400
Sir Graham Hearne	2,000	$87,400
John R. Huff	2,000	$87,400
Frederick R. Lausen	2,000	$87,400
H. E. Lentz	2,000	$87,400
Lord Moynihan	2,000	$87,400
P. Dexter Peacock	2,000	$87,400
_________________
(1)	Amount is based upon the last reported sales price of Rowan's common stock on the NYSE on April 27, 2006.

The Long-Term Plan was filed via Form 8-K on May 10, 2005 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Exhibit Description

10.1	2006 Short-Term Incentive Plans: Profit Sharing Plan and Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         ROWAN COMPANIES, INC.

                        By: ___/s/ William H. Wells___________
                   William H. Wells
                         Vice President - Finance and Treasurer
                     (Principal Financial Officer)

Dated: May 4, 2006

INDEX TO EXHIBITS

EXHIBIT DESCRIPTION

Exhibit
Number	Exhibit Description

10.1	2006 Short-Term Incentive Plans: Profit Sharing Plan and Bonus Plan